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                                                                  EXHIBIT 10.1

                          LAFARGE NORTH AMERICA INC.
                            2002 STOCK OPTION PLAN


SECTION I.     PURPOSE

        The purpose of the Lafarge North America Inc. 2002 Stock Option Plan (the "Plan") is to encourage and enable non-employee directors of Lafarge North America Inc. (the "Company") and key employees of the Company and its subsidiary corporations ("Subsidiary" or "subsidiaries") as defined under
Section 424(f) of the Internal Revenue Code of 1986, as amended (the "Code"), upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of its business, to remain with and devote their best efforts to the business of the Company, thereby advancing the interests of the Company and its stockholders. Accordingly, the Company may grant to certain employees the option to purchase shares of the Common Stock of the Company, par value $1.00 per share ("Stock"), and may award bonuses in the form of Stock subject to the restrictions set forth in Section IX ("Restricted Stock"), as hereinafter set forth. Options to purchase shares of Stock shall be granted automatically, as hereinafter set forth, to members of the Board of Directors of the Company who are not officers or employees of the Company or any Subsidiary ("Nonemployee Directors"). Options granted to employees of the Company and its Subsidiaries and options granted to Nonemployee Directors are referred to herein as "Employee Options" and "Director Options", respectively, and collectively as "Options". Options granted under the Plan shall be nonqualified stock options which shall not be treated as incentive stock options under Section 422 of the Code.

SECTION II.    ADMINISTRATION OF THE PLAN

        The Plan shall be administered by a committee (the "Committee") appointed by the Board of Directors of the Company (the "Board") and consisting of two or more directors of the Company; provided, however, that
(i) the Committee shall be constituted in a manner that satisfies the requirements of Section 162(m) of the Code and the rules and regulations thereunder, which Committee shall administer the Plan with respect to "performance-based compensation" for all employees who are reasonably expected to be "covered employees" as those terms are defined in Section 162(m) of the Code and the rules and regulations thereunder, and (ii) the Committee shall be constituted in a manner that satisfies the requirements of Rule 16b-3 under
Section 16(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), which Committee shall administer the Plan with respect to all persons who are subject to Section 16 of the Exchange Act in a manner that satisfies the requirements of Rule 16b-3 under Section 16(b) of the Exchange Act.

        The Committee shall have sole authority to determine the employees who are to be granted Employee Options and stock appreciation rights or awarded Restricted Stock from among those eligible hereunder and to establish the number of shares of Stock to be optioned to each, the number of stock appreciation rights to be granted to each and the number of shares to be awarded to each in the form of Restricted Stock, after taking into consideration the position held, the duties performed, the compensation received, the services expected to be rendered by such employee and other relevant factors. The Committee is authorized to interpret the Plan, and may from time to time adopt such rules and regulations, not inconsistent with the provisions of the Plan, as it may deem advisable to carry out the Plan; provided, however, that the Committee shall have no authority, discretion or power to select the persons who will receive Director Options, to set the number of shares to be covered by any Director Option, to set the exercise price or the period within which Director Options may be exercised or to alter any other terms or conditions specified herein, except in connection with the administration of the Plan subject to the express provisions hereof. A majority (but not fewer than two) of the members of the Committee shall constitute a quorum and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by a majority (but not fewer than two) of the members of the Committee, shall be deemed the acts of the Committee. All decisions made by the Committee in selecting the employees to whom Employee Options and stock appreciation rights shall be granted or Restricted Stock shall be awarded, in establishing the number of shares that may be issued under each Employee Option or awarded as Restricted Stock to employees and the terms of grants and awards under the Plan and in construing the provisions of the Plan shall be final. No member of the Committee shall be liable for any action taken, failure to act, determination or interpretation made in good faith with respect to the Plan or any Option and stock appreciation right granted or Restricted Stock awarded under the Plan.





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SECTION III.   SHARES SUBJECT TO THE PLAN

        The aggregate number of shares of Stock issued under Options or awarded in the form of Restricted Stock under this Plan shall not exceed 6,500,000 shares. Such shares of Stock may consist of authorized but unissued shares of Stock or previously issued shares of Stock reacquired by the Company. Any of such shares of Stock that remain unissued and that are not subject to outstanding Options and have not been awarded in the form of Restricted Stock at the termination of the Plan shall cease to be subject to the Plan. Should any Option hereunder expire or terminate prior to its exercise in full, or any Stock previously awarded as Restricted Stock be forfeited, the shares of Stock subject to such Option at the time of its expiration or termination and the shares of Restricted Stock so forfeited will again be available for grant or award under the Plan. The aggregate number of shares of Stock that may be issued under the Plan shall be subject to adjustment as provided in Section XI hereof. Exercise of an Option or a related stock appreciation right in any manner shall result in a decrease in the number of shares of Stock that may thereafter be available for purposes of the Plan by the number of shares of Stock as to which the Option or right is exercised (whether or not, in the case of a stock appreciation right, such number of shares is actually issued).

SECTION IV.    ELIGIBILITY

        The Committee shall determine and designate, at any time or from time to time, the key employees of the Company and the Subsidiaries to whom Employee Options are to be granted or Restricted Stock is to be awarded, but subject to the terms and conditions set forth below:

               (a) The Committee may authorize the grant of Employee Options and the award of Restricted Stock only to individuals who are key employees (including officers and directors who are also key employees) of the Company or a Subsidiary at the time the Option is granted or the Restricted Stock is awarded. Options may be granted or Restricted Stock awarded to the same employee on more than one occasion.

               (b) The aggregate number of shares of Stock that may be subject to Employee Options and stock appreciation rights granted or Restricted Stock awarded under the Plan to any one employee during any calendar year shall not exceed 100,000.

SECTION V.     OPTION PRICE

        The Option price per share of Stock underlying each Employee Option shall be fixed by the Committee at the time the Option is granted, but shall not be less than 100% of the fair market value of the Stock at the time of the granting of the Option. The Option price per share of Stock underlying each Director Option shall be 100% of the fair market value of the Stock at the time of the granting of the Option. For purposes of the Plan, the fair market value of Stock on any particular date shall be the mean of the high and low sales prices of publicly traded shares of Stock on the date in question as reported on the Composite Transactions reporting system or, if the Stock is listed on a U.S. national securities exchange, the last sales price reported on such exchange on that date, provided, that if there are no sales of Stock on the date in question, then such determination shall be made on the basis of sales of Stock on the last preceding date for which such sales are reported.

SECTION VI.    OPTION TERM

        The expiration date of an Employee Option shall be determined by the Committee at the time of grant, but shall in no event be later than ten years from the date of grant. The expiration date of each Director Option shall be the date that is ten years from the date of grant.

SECTION VII.  OPTION AGREEMENTS

        Each Option shall be evidenced by an option agreement ("Option Agreement") and shall contain such terms and conditions not inconsistent with the provisions of the Plan as may be approved by the




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Committee. The terms and conditions of the respective Option Agreements evidencing Employee Options need not be identical and may be amended by the Committee from time to time, subject to the provisions of the Plan; provided, however, that in no event shall an Option Agreement be amended after the date of grant of the Option in a manner that will reduce the Option price. The terms and conditions of the respective Option Agreements evidencing Director Options shall be identical, to the extent practicable, and may be amended by the Committee as necessary to ensure compliance with the provisions of the Plan. Payment of the purchase price of any Option exercised shall be made to the Company either (i) in cash (including check, bank draft or money order) or
(ii) by delivering shares of Stock already owned by the optionee (or by his or her permitted transferees as contemplated by Section VIII(d) or X(e) hereof) and which have been owned, free of any restrictions, for at least six months, duly endorsed for transfer or (iii) a combination of such Stock and cash. The fair market value of any Stock so delivered shall be determined on the same basis as provided in Section V hereof. An Option Agreement evidencing an Employee Option may provide as contemplated by Section VIII(c) hereof.

SECTION VIII.  EXERCISE OF EMPLOYEE OPTIONS

               (a) Each Employee Option granted under the Plan shall be exercisable during such period commencing on or after the expiration of one year from the date of the grant of such Option as the Committee shall determine; provided, however, that the otherwise unexpired portion of any Employee Option shall expire and become null and void no later than upon the first to occur of (i) the expiration of ten years from the date such Option was granted, (ii) the expiration of three months from the date of the termination of the optionee's employment with the Company or any parent or subsidiary corporation of the Company (an "Affiliate") within the meaning of Section 424(e) and
        (f) of the Code for any reason other than death, disability or retirement under the normal or early retirement provisions of a pension or retirement plan maintained by the Company or an Affiliate, or (iii) the expiration of four years from the date of the termination of the optionee's employment with the Company or an Affiliate by reason of death, disability or retirement under the normal or early retirement provisions of a pension or retirement plan maintained by the Company or an Affiliate. Following termination of an optionee's employment, his or her Employee Options shall be exercisable during the applicable period described in clause (ii) or (iii) of the preceding sentence to the extent such Options were exercisable on the date of termination, except that if an optionee has completed at least ten years of continuous service as an employee of the Company and its Affiliates at the time of termination of the optionee's employment with the Company or any Affiliate by reason of death, disability or retirement as described in clause (iii), all Employee Options held by such optionee (or his or her permitted transferees as contemplated by Section VIII(d) hereof) shall continue to vest during the four-year period described in clause (iii), in accordance with their terms, unless thereafter terminated in accordance with any other provision of the Plan or the applicable Option Agreement; provided, however, that if the optionee engages in any Competitive Activity during such four-year period, such Employee Options shall cease vesting on the date immediately preceding the commencement of the Competitive Activity. Transfer of employment without interruption of service between or among the Company and its Affiliates shall not be considered to be a termination of employment for purposes of the Plan. The foregoing provisions of this subsection (a) and any other provision of the Plan to the contrary notwithstanding, the otherwise unexpired portion of any Employee Option granted hereunder shall expire and become null and void immediately upon an optionee's termination of employment with the Company or an Affiliate by reason of such optionee's fraud, dishonesty or performance of other acts detrimental to the Company or an Affiliate. Nothing in this paragraph or in any other provision of the Plan shall cause the period during which an Employee Option may be exercised to be extended beyond the period specified in clause (i) or in clause (ii) or (iii), as applicable, of the first sentence of this paragraph.

               For purposes of this Section VIII(a), "Competitive Activity" means (i) engaging directly or indirectly, alone or as a shareholder, partner, director, officer, member, manager, employee of or consultant to any other business organization, in any business activities in North America that relate to the manufacture, sale, marketing or distribution of cement, ready-mixed concrete, other concrete products, asphalt, construction materials, aggregates, gypsum wallboard or related




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        products or any other products that may be manufactured, sold, marketed or distributed by the Company or its Affiliates at the time of termination of the optionee's employment (the "Designated Industry"); (ii) directly or indirectly soliciting or encouraging any customer of the Company or its Affiliates to divert its business to any competitor of the Company; (iii) directly or indirectly soliciting or encouraging any director, officer, employee of or consultant to the Company or its Affiliates to end his or her relationship with the Company or an Affiliate or to commence any such relationship with any competitor of the Company; or (iv) divulging to any person or entity other than the Company and its Affiliates any proprietary or confidential information of the Company and its Affiliates without the prior written permission of the Company. "Competitive Activity" shall not include the ownership of less than five percent of the common stock of a publicly traded corporation conducting business activities in the Designated Industry.

               (b) Each Employee Option granted hereunder shall be exercisable in full or in such annual installments as may be determined by the Committee at the time of the grant; provided, however, that the Committee in its discretion may subsequently accelerate the exercise date of an Employee Option. The right to purchase shares of Stock shall be cumulative so that when the right to purchase any shares of Stock has accrued, such shares or any part thereof may be purchased at any time thereafter until the expiration or termination of the Employee Option.

               (c) If the Committee grants stock appreciation rights in connection with an Employee Option, such rights shall be subject to the same terms and conditions as the related Option and shall be exercisable only to the extent the Option is exercisable. Stock appreciation rights shall be granted only in connection with an Employee Option. A right shall entitle the optionee to surrender to the Committee the related unexercised Option, or any portion thereof, and to receive from the Company in exchange therefor cash, shares of Stock, or a combination of cash and Stock, having an aggregate value equal to (i) the excess of the fair market value of one share of Stock over the Option price, times (ii) the number of shares of Stock called for by the Option, or portion thereof, which is surrendered. The number of shares of Stock which may be received pursuant to the exercise of a right may not exceed the number of shares of Stock called for by the Option, or portion thereof, which is surrendered. No fractional shares of Stock will be issued. The Committee shall have the right to determine whether the Company's obligation shall be paid in cash, shares of Stock, or a combination of cash and Stock. The Committee may establish a maximum appreciation value which would be awardable under any granted right or rights.

               (d) Except as provided in this subsection (d), no Employee Option granted under the Plan shall be transferable otherwise than by will or the laws of descent and distribution and shall be exercisable, during the lifetime of the optionee, only by the optionee. Employee Options granted hereunder may be transferred by the optionee thereof to one or more permitted transferees; provided that (i) there may be no consideration for such transfer (other than interests in a family trust, partnership or limited liability company as contemplated in clauses (ii) and (iii) of the definition of "permitted transferees" below), (ii) the optionee (or such optionee's estate or representative) shall remain obligated to satisfy all income or other tax withholding obligations associated with the exercise of the Options, (iii) the optionee shall notify the Company in writing that such transfer has occurred, the identity and address of the permitted transferee and the relationship of the permitted transferee and (iv) such transfer shall be effected pursuant to transfer documents in a form approved from time to time by the Committee. To the extent any Employee Options transferred pursuant to this Section VIII(d) are not fully exercisable as of the date of transfer thereof, the optionee shall specify in the transfer document whether and to what extent the transferred Options (if less than all of the Options subject to the applicable Option Agreement) are exercisable, subject to the limitations on exercisability contained in the applicable Option Agreement. Furthermore, to the extent the optionee transfers Employee Options that are not exercisable as of the date of transfer and such Options are less than all of the Options subject to the applicable Option Agreement, the optionee shall specify in the transfer documents, subject to the limitations on exercisability contained in the applicable Option Agreement, when the transferred Options become exercisable under the applicable Option Agreement subsequent to



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        such transfer. A permitted transferee may not further assign or transfer the transferred Employee Options otherwise than by will or the laws of descent and distribution. Following any permitted transfer, any such Options shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer. The events of termination of relationship in Section VIII(a) hereof shall continue to be applied with respect to the optionee, following which the Employee Options shall be exercisable by the transferee only to the extent, and for the periods specified in Section VIII(a). The term "permitted transferees" shall mean one or more of the following:
        (i) any member of the optionee's immediate family; (ii) a trust established primarily for the benefit of one or more members of such immediate family; (iii) a partnership or limited liability company in which such immediate family members are the only partners or members; or (iv) any other entity that is approved by the Committee in its discretion and that is established by the optionee or the optionee's immediate family members for estate planning purposes. The term "immediate family" is defined for such purpose as spouses, parents, children, stepchildren and grandchildren, including relationships arising from adoption. The provisions of this subsection (d) shall also apply to any stock appreciation rights granted in connection with Employee Options.

               (e) Nothing in this Section shall operate to extend the period of exercise of an Employee Option beyond the expiration date specified in the Option Agreement.

SECTION IX.  RESTRICTED STOCK

        The Committee may from time to time, in its sole discretion, award bonuses in the form of Restricted Stock to persons eligible to receive awards of Restricted Stock under Section IV. All Restricted Stock awarded under the Plan shall be subject to such restrictions, terms and conditions, if any, as may be determined by the Committee, except that all awards of Restricted Stock under the Plan that are performance based must be restricted for at least one year from the date of award and all awards of Restricted Stock under the Plan that are not performance based must be restricted for at least three years from the date of award. The Committee may in its sole discretion remove, modify or accelerate the release of restrictions on any Restricted Stock in the event of death or disability of the recipient of such Restricted Stock. Nonemployee Directors shall not be eligible to receive awards of Restricted Stock under this Plan.

        Any certificate or certificates representing shares of Restricted Stock shall bear a stamped or printed notice on the face thereof to the effect that such shares have been awarded pursuant to the terms of the Plan and may not be sold, pledged, transferred, assigned or otherwise encumbered in any manner except as set forth in the terms of such award. If the Committee so determines, the certificates representing Restricted Stock shall be deposited by the recipient with the Company or an escrow agent designated by the Company until the restrictions thereon have lapsed or have been removed in accordance with the provisions of this Section. Upon the lapse of the restrictions or removal thereof by the Committee, new unrestricted certificates for the number of shares on which the restrictions have lapsed or been removed shall, upon request by the recipient of the Restricted Stock, be issued in exchange for such restricted certificates.

SECTION X.  DIRECTOR OPTIONS

        In addition to the other provisions of this Plan relating to Director Options, the following provisions shall govern the grant and exercise of Director Options under the Plan:

               (a) Director Options shall be granted to Nonemployee Directors in accordance with the following; provided, however, that a Nonemployee Director may decline to accept any Director Option by giving notice to such effect to the Committee or by refusing to execute an Option Agreement relating to the Option:

                      (1) a Director Option representing the right to purchase 5,000 shares of Stock shall be granted automatically to each new Nonemployee Director on and effective as of the date on which such person is first elected or appointed to serve as a Nonemployee Director, provided, that if a Nonemployee Director who has received a Director Option under this subsection (a)(1) ceases serving as a director and is



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               subsequently elected or appointed as a Nonemployee Director, he or she shall not receive a second Director Option pursuant to this subsection (a)(1); and

                      (2) a Director Option representing the right to purchase 1,000 shares of Stock shall be granted automatically on and effective as of the date of the first meeting of the Committee in each year, beginning with the year 2003, to each person who is a Nonemployee Director of the Company on such date (including persons who have previously received Director Options under the Plan);

        provided, however, that if as of the effective date of any grant of Director Options there are not sufficient shares available under the Plan to allow for the grant to each Nonemployee Director of a Director Option for the number of shares provided herein, then each Nonemployee Director shall be granted an option for a pro rata portion of the total number of shares then available (disregarding fractional shares). Any provision of this Plan to the contrary notwithstanding,, in no event shall a Nonemployee Director receive a Director Option under (1) or (2) above if such Nonemployee Director receives on the same date an option to purchase shares of Stock under any other option plan of the Company or an Affiliate.

               (b) Each Director Option shall vest in accordance with the following:

                      (1) one-fourth of the shares subject to the Director Option shall be vested at the date of grant of the Director Option for each continuous full year of service by the grantee on the Board prior to such date of grant; and

                      (2) if the Director Option is not fully vested on the date of grant, one-fourth of the Shares subject thereto shall vest on each anniversary of the date of commencement of the grantee's service on the Board until the Director Option is fully vested, provided, however, that no portion of any Director Option shall vest after the Nonemployee Director's service on the Board has terminated for any reason.

               (c) Each Director Option shall be exercisable in whole at any time and in part from time to time to the extent such Director Option has vested in accordance with the foregoing; provided, however, that the otherwise unexpired portion of any Director Option shall expire and become null and void no later than upon the first to occur of (i) the expiration of ten years from the date such option was granted, (ii) the expiration of three months from the date of the termination of the Nonemployee Director's service on the Board for any reason other than death or retirement under the normal or early retirement provisions of any retirement plan maintained by the Company for Nonemployee Directors or (iii) the expiration of four years from the date of the termination of the Nonemployee Director's service on the Board by reason of death or retirement under the normal or early retirement provisions of any retirement plan maintained by the Company for Nonemployee Directors. Following termination of a Nonemployee Director's service on the Board, his or her Director Options shall be exercisable during the applicable period described in clause (ii) or
        (iii) of the preceding sentence to the extent such Options were exercisable on the date of termination. The foregoing provisions of this subsection (c) and any other provision of this Plan to the contrary notwithstanding, the otherwise unexpired portion of any Director Option granted hereunder shall expire and become null and void immediately upon termination of the Nonemployee Director's service on the Board if such termination occurs by reason of such Nonemployee Director's (i) fraud or intentional misrepresentation or
        (ii) embezzlement, misappropriation or conversion of assets or opportunities of the Company or any Affiliate. The right to purchase shares of Stock shall be cumulative so that when the right to purchase any shares of Stock has accrued, such shares or any part thereof may be purchased at any time thereafter until the expiration or termination of the Director Option. Nothing in this paragraph or in any other provision of the Plan shall cause the period during which a Director Option may be exercised to be extended beyond the period specified in clause (i) or in clause (ii) or (iii), as applicable, of the first sentence of this paragraph.



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               (d)    Stock appreciation rights shall not be granted in
           connection with Director Options.

               (e) Except as provided in this subsection (e), no Director Option granted under the Plan shall be transferable otherwise than by will or the laws of descent and distribution and shall be exercisable, during the lifetime of the optionee, only by the optionee. Director Options granted hereunder may be transferred by the optionee thereof to one or more permitted transferees to the same extent, and subject to the same conditions and limitations, as specified with respect to Employee Options in Section VIII(d) hereof (except that the references therein to Section VIII(a) shall be deemed, for purposes of this
        Section X(e), to be references to Section X(c) hereof).

               (f) The aggregate number of shares of Stock that may be issued under Director Options granted under the Plan to any one Nonemployee Director shall not exceed the lesser of 20,000 shares or 5% of the outstanding shares of Stock.

               (g) Nothing in this Section shall operate to extend the period of exercise of a Director Option beyond the expiration date specified in the Option Agreement.

SECTION XI.  ADJUSTMENTS UPON RECAPITALIZATION OR REORGANIZATION

        In the event the Company shall effect a split of the Stock or dividend payable in Stock (other than pursuant to the Company's Optional Stock Dividend
Plan), or in the event the outstanding Stock shall be combined into a smaller number of shares, the maximum number of shares of Stock as to which Options may be granted and Restricted Stock may be awarded under the Plan shall be increased or decreased proportionately. In the event that before delivery by the Company of all of the shares of Stock in respect of which any Option or related stock appreciation right has been granted under the Plan, the Company shall have effected such a split, dividend or combination, the shares of Stock still subject to the Option or stock appreciation right shall be increased or decreased proportionately and the purchase price per share of Stock shall be decreased or increased proportionately so that the aggregate purchase price for all of the then optioned shares of Stock shall remain the same as immediately prior to such split, dividend or combination.

        In the event of a reclassification of the Stock not covered by the foregoing, or in the event of a liquidation or reorganization, including a merger, consolidation or sale of assets, the Board shall make such adjustments, if any, as it may deem appropriate in the number and kind of shares for which Options, stock appreciation rights or Restricted Stock may be granted or awarded under the Plan and, with respect to outstanding Options and stock appreciation rights, in the number, purchase price and kind of shares covered thereby. The provisions of this Section shall only be applicable if, and only to the extent that, the application thereof does not conflict with any valid governmental statute, regulation or rule.

SECTION XII.  CONTINUANCE OF EMPLOYMENT OR BOARD MEMBERSHIP

        Neither the Plan nor any agreement relating to any Option, stock appreciation right or award of Restricted Stock shall impose any obligation on the Company or an Affiliate to continue to employ any employee or to permit any Nonemployee Director to continue as a director of the Company.

SECTION XIII.  WITHHOLDING

        The Company shall have the right to withhold taxes, as required by law, from any transfer of cash or Stock to an employee under the Plan or to collect from the person legally responsible therefor, as a condition of any transfer of cash or Stock to an employee or his or her permitted transferees under the Plan, any taxes required by law to be withheld.

               (a) Subject to the provisions of paragraphs (b) and (c) of this Section, at any time when an employee is required to pay to the Company an amount required to be withheld under applicable tax laws in connection with an issuance of Stock upon exercise of an Employee Option or stock appreciation right, the employee may satisfy this obligation in whole or in part by electing




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        (the "Election") to have the Company withhold from the issuance shares of Stock having a fair market value equal to the amount required to be withheld; provided, however, that such an Election shall not be permitted in connection with any exercise of an Option or stock appreciation right by a transferee thereof. The value of the shares of Stock to be withheld shall be based on the fair market value of such shares as of the date on which shares of Stock are issued to the employee pursuant to exercise of the Option or stock appreciation right (the "Tax Date"). The employee must pay to the Company any difference between the amount required to be withheld by the Company and the value of the shares of Stock so withheld. Any shares of Stock withheld shall not thereafter be available to be subject to an Option granted under the Plan.

               (b) Each Election must be made prior to the Tax Date. The Committee may disapprove of any Election, may suspend or terminate the right to make Elections and may provide with respect to any Employee Option or stock appreciation right that the right to make Elections shall not apply to such Option or stock appreciation right. An Election is irrevocable.

               (c) If an employee is an officer or director of the Company within the meaning of Section 16 of the Securities Exchange Act of 1934 (the "1934 Act") and the rules and regulations promulgated thereunder, then an Election shall be valid only if expressly approved by the Committee prior to the Tax Date.

SECTION XIV.  LEGAL RESTRICTIONS

        Nothing herein or in any Option Agreement shall require the Company to sell or issue any Stock pursuant to an Option that has been transferred as contemplated by Section VIII(d) or X(e) if such sale or issuance would, in the opinion of counsel for the Company, constitute a violation of the Securities Act of 1933, as amended (the "Securities Act"), or any similar or succeeding statute or statutes, as then in effect. At the time of any grant or exercise of any Options, or sale or issuance of Stock pursuant thereto, the Company may, as a condition precedent to the sale or issuance of such Stock, require from the holder of the Options (or in the event of such holder's death, his or her representatives, legatees or distributees) such written representations, if any, concerning his or her intentions with regard to the retention or disposition of the Stock being acquired, and such written covenants and agreements, if any, as to the manner of disposal of such Stock as, in the opinion of counsel to the Company, may be necessary to ensure that any disposition by such holder (or his or her legal representatives, legatees or distributees) will not involve a violation of the Securities Act, or any similar or succeeding statute or statutes, or any other applicable federal or state statute, rule or regulation, as then in effect. Certificates for Stock, when issued, shall have appropriate legends, or statements of other applicable restrictions, endorsed thereon, and may or may not be immediately transferable.

SECTION XV.  AMENDMENT OR TERMINATION OF THE PLAN

        The Board in its discretion may terminate the Plan at any time with respect to any shares of Stock for which Options have not theretofore been granted or that have not been awarded as Restricted Stock. The Board shall have the right to alter or amend the Plan or any part thereof from time to time; provided, that no such change may be made which would impair the rights of the optionee under any outstanding Option or the recipient of Restricted Stock without the consent of such optionee or recipient; and provided further, that the Board may not, without the approval of the stockholders of the Company, make any alteration or amendment that would materially increase the benefits accruing to participants under the Plan, increase the aggregate number of shares of Stock that may be issued pursuant to the provisions of the Plan, or materially modify the requirements for participation in the Plan or that is otherwise required by law or regulations to be approved by the stockholders.


SECTION XVI.  EFFECTIVENESS AND EXPIRATION OF THE PLAN

        If adopted by the Board and approved by the vote of the holders of a majority of the stock of the Company present or represented and voting on the matter at a meeting of stockholders duly called and held




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


for such purpose, or at an annual meeting thereof, the notice of which has specified that action is to be taken on the Plan, and the Committee shall have been advised by legal counsel for the Company that in the opinion of such counsel all applicable requirements of law precedent to its becoming effective have been fully met, then the Plan shall become effective as of May 15, 2002, or as soon thereafter as the aforesaid requirements have been met. The Plan shall expire five years after the effective date of the Plan. If the stockholders of the Company fail so to approve the Plan, the Plan shall thereupon terminate and all Options previously granted and all awards of Restricted Stock under the Plan shall become void and of no effect. With respect to persons subject to Section 16 of the 1934 Act, transactions under the Plan are intended to comply with applicable conditions of Rule 16b-3 or its successors under the 1934 Act. To the extent any provisions of the Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee or by the Board.



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